SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

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                                  FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

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     Date of report (Date of earliest event reported)   February 10, 1999


                         IVEX PACKAGING CORPORATION
           (Exact name of registrant as specified in its charter)


           Delaware                33-60714                76-0171625
  (State of Incorporation)   (Commission File No.)      (I.R.S. employer
                                                       identification no.)


                       100 Tri-State Drive, Suite 200
                          Lincolnshire, IL  60069
          (Address of principal executive offices, including zip)


                               (847) 945-9100
            (Registrant's telephone number, including area code)



 ITEM 5.   OTHER EVENTS.

           On February 10, 1999, the Board of Directors of Ivex Packaging Corporation, a Delaware corporation (the "Company"), approved the adoption of a shareholder rights plan. The plan is intended to promote continuity and stability, deter coercive or partial offers which will not provide fair value to all shareholders and enhance the Board's ability to represent all shareholders and thereby maximize shareholder values. Pursuant to the new Rights Agreement between the Company and First Chicago Trust Company of New York, as Rights Agent (the "Rights Agreement"), one right (a "Right") will be issued for each outstanding share of common stock, $.01 par value, of the Company (the "Common Stock") on March 16, 1999 (the "Record Date").
 The dividend of one Right for each outstanding share of Common Stock is payable on the Record Date to stockholders of record at the close of business on the Record Date. The Board of Directors of the Company also authorized the issuance of one Right for each share of Common Stock issued after the Record Date and prior to the earliest of the Distribution Date (as defined in the Rights Agreement), the redemption of the Rights and the expiration of the Rights. Except as set forth below and subject to adjustment as provided in the Rights Agreement, each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock (the "Preferred Stock") of the Company, at an exercise price of $75 per Right (the "Purchase Price").

           The description and terms of the new Rights are set forth in the Rights Agreement, dated as of February 10, 1999, between the Company and First Chicago Trust Company of New York, as Rights Agent.


 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibits:

      4.1 Rights Agreement, dated as of February 10, 1999, between Ivex Packaging Corporation and First Chicago Trust Company of New York, as Rights Agent, which includes as Exhibit A the Certificate of Designations, Preferences and Rights of Series A Junior Participating Preferred Stock and as Exhibit B the Form of Rights Certificate.

      99.1   Press Release, dated March 1, 1999.



                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               By: /s/ G. Douglas Patterson
                                  ------------------------------------
                               Name:   G. Douglas Patterson
                               Title:  Vice President, General Counsel
                                         and Secretary


 Date: March 3, 1999



                               EXHIBIT INDEX


      Exhibit             Description
      -------             -----------

      4.1 Rights Agreement, dated as of February 10, 1999, between Ivex Packaging Corporation and First Chicago Trust Company of New York, as Rights Agent, which includes as Exhibit A the Certificate of Designations, Preferences and Rights of Series A Junior Participating Preferred Stock and as Exhibit B the Form of Rights Certificate.

      99.1   Press Release, dated March 1, 1999.